SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the


                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 30, 1994


               American Southwest Finance Co., Inc.
      (Exact name of registrant as specified in its charter)

         Arizona                   2-88333                 86-0461972
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)

2390 E. Camelback Road, Suite 225     Phoenix, AZ           85016
(Address of principal executive office)                     (Zip Code)

Registrant's telephone  number, including  area code: (602) 381-8960


                         Not Applicable
  (Former name or former address, if changed since last report)


Item 8.   Change in Fiscal Year.

     As  of November  30, 1994,  American Southwest  Finance Co.,

Inc.  has  changed  its  fiscal  year  end  to December  31.    A

Transition  Report Form  10-K will  be filed  for  the transition period of September 1, 1994 through December 31, 1994.




                            SIGNATURES

Pursuant to  the requirements of  the Securities Exchange  Act of

1934, Registrant has duly caused this report to  be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN SOUTHWEST FINANCE CO., INC.
                              (Registrant)

Date:     December 9, 1994    By:  /s/ Richard H. Hackett
                                   ------------------------
                              Richard H. Hackett
                              Executive Vice President,
                              Treasurer, Chief Financial Officer
                              and Accounting Officer